EXHIBIT 23(b)

                          INDEPENDENT AUDITORS' CONSENT


To the Board of Directors and Shareholders of Isolyser Company, Inc.

We consent to the incorporation by reference in this Registration Statement of Isolyser Company, Inc. on Form S-8 of our report dated March 22, 1999 appearing in the annual report on Form 10 -K /A of Isolyser Company, Inc. for the year ended December 31, 1998.


                                                     /s/DELOITTE & TOUCHE LLP
                                                     DELOITTE & TOUCHE LLP



Atlanta, Georgia
June 23, 1999